CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    SEPTEMBER 6, 2006       /S/ RICHARD J. ADLER
         ------------------      -----------------------------------------
                                 Richard J. Adler, Chief Executive Officer
                                 (principal executive officer)

I, Michael J. Meagher, Vice President and Treasurer of EII Realty Securities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 6, 2006      /S/ MICHAEL J. MEAGHER
         ------------------     -----------------------------------------
                                Michael J. Meagher, Vice President and Treasurer
                                (principal financial officer)